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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 30, 2002
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                                 METASOLV, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           Delaware                0-17920                  75-2912166
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(State or other jurisdiction      (Commission             (IRS Employer
     of incorporation)            File Number)          Identification No.)

                 5560 Tennyson Parkway, Plano, Texas     75024
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               (Address of Principal Executive Offices)  (Zip Code)


        Registrant's telephone number, including area code (972) 403-8300
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits:

             Exhibit
             Number      Description

             99.1        Text of Press Release dated January 30, 2002.

ITEM 9.  REGULATION FD DISCLOSURE

     On January 30, 2002, MetaSolv, Inc. issued a press release announcing that it would provide an online Web simulcast and rebroadcast of its 2001 fourth quarter and year-end earnings release conference call, a copy of which is filed herewith as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   METASOLV, INC.


                                      /s/ Glenn A. Etherington
Date:  January 30, 2002          By:  ---------------------------------
                                      Glenn A. Etherington
                                      Chief Financial Officer
                                      Duly Authorized Officer on behalf
                                      of the Registrant

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